SinoCoking Coke and Coal
Chemical, Inc.
SinoCoking Coke and Coal Chemical, Inc.
Management Presentation
September 2010

SinoCoking Coke and Coal
Chemical, Inc.
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instrument. This presentation may include “forward-looking statements” within the meaning of
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SinoCoking Coke and Coal
Chemical, Inc.
Company Profile
SCOK: NASDAQ
Fiscal Year End	June 30
Last Price (9/3/10):	$15.08
Fully Diluted Shares Outstanding (9/3/10):	20.6 million
Market Cap:	$310.6 million
Management Ownership:	39.8%
FY09 Revenues:	$51.4 million
FY09 Gross Margin:	46.4%
FY09 EBITDA:	$26.2 million
FY09 Net Income:	$17.0 million
FY09 Diluted EPS:	$1.29
Cash and Cash Equivalents (3/31/10)*:	$30.4 million
Cash Flows from Operations (9 months ended 3/31/10)*:	$10.2 million

*Unaudited

俄罗斯
哈萨克斯坦
蒙古
印度
中国 China
© Nations Online Project
Pingdingshan

SinoCoking Coke and Coal
Chemical, Inc.
Company Overview

▪ SinoCoking is a non-state-owned, vertically integrated producer and marketer of coal products, including coke, raw and washed coal, and certain byproducts
▪ Coal Mine
 Operates a coal mine located in Baofeng County, a part
 of Pingdingshan Prefecture south of the provincial capital
 of Zhengzhou
 Mining rights to extract approximately 2.5 million metric
 tons of coal from Baofeng mine
▪ Washing Facility
 Extracted Coal is processed at SinoCoking’s coal-
 washing facility for washing and sorting
 Washed coal is sold to customers as washed coal and
 portions of washed coal are used by the Company to
 manufacture coke
▪ Coking Facility
 Produces and sells two types of coking coal (“coke”):
 metallurgical coke primarily used in steel manufacturing
 and chemical coke used mainly for synthesis gas
 production
Raw Coal
246,000
Coke
155,000
Washed Coal
244,000
Coal Tar
7,600
Coke
155,000
Raw Coal
73,000
Washed Coal
55,000
Coal Tar
7,600
Production and Sales (FY June 30, 2009)
Production (metric tons)
Sales (metric tons)

SinoCoking Coke and Coal
Chemical, Inc.
▪ 1996 : Mr. Jianhua Lv leaves Henan Province Pingdingshan Coal Group to start Hongli using his own capital
 ▪ Trader / Distributor of coal products
 ▪ Acquired a coal washing facility
▪ 2002 : Hongli acquires the Baofeng Coking Factory
▪ 2007 : Baofeng Hongchang Coal organized as a subsidiary of Hongli to operate SinoCoking’s mining operations
▪ 2008: Top Favour estasblished as a BVI holding company, which through its wholly owned subsidiary Pingdingshan
 Hongyuan Energy Science and Technology Development Co., Ltd. (“Hongyuan”), controls Henan Pingdingshan Hongli
 Coal & Coke Co., Ltd. (“Hongli”)
▪ 2009 : Hongyuan, a subsidiary of Top Favour is approved as a “WOFE”
 ▪ Top Favour enters into a merger agreement whereby Top Favour becomes a wholly owned subsidiary of Ableauctions.com
 Inc. in exchange for a majority of the equity ownership of the pro forma combined entity
 ▪ December receive shareholder approval for the merger
▪ 2010: Raised approximately $44 million through the sale of 7.3 million shares of common stock and 4.0 million warrants to finance new 850,000 metric ton coking facility
 ▪ Complete reverse merger and listing on national exchange
 ▪ Only private coal company to receive consolidator status from Baofeng and Pingdingshan government authorities
 ▪ Announced acquisition of two coal mining companies in Baofeng with 300,000 MT of combined annual production capacity
Corporate History

Onsite power plant
Sold to state-owned grid
Excess electricity
Light
Gases
Condenser
Coal Tar
Sold to customers
Purchased washed coal
Baofeng County
Coke gas
Coal blending
Coking Process
Sold to customers
Metallurgical & chemical coke via private rail lines
Purchased raw coal
Baofeng County
Brokered raw coal
Sold to customers
Coal washing water jig
Washed coal
Sold to customers
Mined coal
Hangzhuang Village
Zhaozhuang Village
Washed coal slurry
Sold to customers

6

SinoCoking Coke and Coal
Chemical, Inc.
Operational Overview - Vertical Integration
Coal Mining and
Open Market
Purchases
Coal Washing and Processing
Coking
Process
Customers

Product Mix (% of Sales)
Raw Coal
Washed Coal
Coking Coal
Coal Tar
5.8%
78.0%
3.9%
12.3%
4.9%
79.2%
9.7%
6.2%
5.1%
94.0%
0.0%
2.3%
59.4%
12.7%
9.2%
2.0%
46.3%
14.9%
36.8%
FY06
FY07
FY08
FY09
FYTD 10

SinoCoking Coke and Coal
Chemical, Inc.
Benefits of A Vertically Integrated Model
SinoCoking optimizes the product mix for profit potential
 ▪ 2008. We sold more coke when coking prices reached record levels.
 ▪ 2009. We sold less coke and maximize profits by trading more washed coal when coking prices dropped.
*Unaudited
*

Raw Coal Production Volume (metric tons)
300,000
250,000
200,000
150,000
100,000
50,000
0
FY06
FY07
FY08
FY09

8

SinoCoking Coke and Coal
Chemical, Inc.
Coal Mining Operations
SinoCoking operates an underground coal mine
 • Permitted to extract 2.5 million metric tons of coal from
 Baofeng mine
 • Extracted approximately 246,000 metric tons using the “room and pillar” method in FY09
 • Coal extracted is bituminous coal
 • Approximately 8% typically possesses properties that meet the requirements for coking coal
The coal extracted from the mine generally has a sulfur content of less than 0.6% and energy content of 5,200-6,200 kcal/kg
The extracted coal is transported to SinoCoking’s plant located two miles from the mine site and processed at the
 Company’s coal-washing facility
Given management’s expertise, the Company also engages in
 coal trading for profit.
 • SinoCoking brokers coal from small independent mine
 operators in its surrounding areas
 • If purchased coal meets requirements for coking, SinoCoking will generally use it to produce coke; otherwise, it holds and sells the coal when market conditions are favorable

Washed Coal Production Volume (metric tons)
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
FY06
FY07
FY08
FY09

9

SinoCoking Coke and Coal
Chemical, Inc.
Coal Washing Operations
750,000 metric tons of coal washing capacity per year
Coal is washed through a water-based jig washing process
Sorting machines that can process up to 600 metric tons of
coal per hour sort the washed coal according to size
Approximately 1.33 - 1.38 metric tons of raw coal generally
yields 1 metric ton of washed coal
The bulk of the washed coal currently produced is reserved
for SinoCoking’s coking plant
•Company has option to sell washed coal on the open market if prices are favorable
Coal-washing process produces two byproducts:
 • “Medium” coal. Does not have sufficient thermal value for coking; mixed with raw coal and coal slurries and sold for
 home and industrial heating purposes
 • Coal slurries are the castoffs and debris from the washing process; sold “as is” or mixed with “medium” coal

Coke Production Volume (metric tons)
250,000
200,000
150,000
100,000
50,000
0
FY06
FY07
FY08
FY09

SinoCoking Coke and Coal
Chemical, Inc.
Coke Manufacturing Operations
Current factory
 • The Company produces two type of coke: metallurgical coke and chemical coke
 • SinoCoking’s metallurgical coke has typical characteristics of 85% fixed carbon, less than 12% ash, less than 1.9% volatile matter and less than 0.7% sulfur
 • Coke is produced onsite from a series of three WG-86 Type coke ovens lined up in a row
 • An annual capacity of 250,000 metric tons
New coking factory
 • Plans to complete construction and start production by Q2 calendar 2011
 • Annual theoretical capacity of 900,000 metric tons; practical capacity of 850,000 metric tons
 • Will be equipped with new technologies that make it capable of processing lower-
 grade, less expensive washed coal that can be acquired from third-parties
 • New factory will produce other high-margin coal byproducts: crude benzol, sulfur and ammonium sulfate

SinoCoking Coke and Coal
Chemical, Inc.

Sales & Marketing
Product	Distribution
Coke
• Sold to distributors and the state-owned trading company Wu Han Tie Ying Trading Corporation
• Non-binding annual letters of intent that set forth current year supply quantities, suggested pricing, and monthly delivery schedules.

Raw Coal	• Primarily sold to distributors who then resell to power plants • Per purchase order basis; payment on delivery or prepay
Washed Coal	• Primarily sold to a trading company who then resells to Wu Han Tie Ying Trading Corporation
Coal Tar	• Sold to traders who resell to end users • Pre purchase order basis; payment on delivery or prepay
Coal Gas	• The Company coal gas from coking factory for internal electricity needs, and the extra power generated sold to the local power generation companies
Coal byproducts sales	• Sold to trading companies who resell to end users
Four customers collectively accounted for 65 percent of SinoCoking’s total revenue in fiscal year 2009
 • Wu Han Tie Ying Trade Ltd, 29% of total sales
 • Hu Nan Lou Di Zhong Yuan Trade Ltd, 13% of total sales
 • Wu Han Zheng Tong Industrial Trade Ltd, 12% of total sales
 • Heng Yang Shi Guan Xiang Material Ltd, 11% of total sales

SinoCoking Coke and Coal
Chemical, Inc.

Growth Strategy
Build new state-of-the-art coking facilities to expand production and product line
 • Expects to expand coking facility production from 250,000 to 1,100,000 metric tons
 • Approximately $78 million total cap ex and working capital costs
 • Project $100-$110 million of annual revenues and $20-$25 million of net income once at full capacity (1)
 • Spring 2010 - commence construction of facility
 • Q2 calendar 2011 - to complete construction
Continue to integrate vertically to improve margins
• Optimize mix of raw coal, washed coal, coking coal and byproducts based on market conditions
• New coking facility produces more higher-margin byproducts and improves coking yields
Acquire mines in Henan Province at favorable prices
• Already announced two acquisitions in August 2010 for a total price of approximately $12.4 million
• Conducting due diligence on another 20 potential targets with ~3.0 million MT combined annual licensed capacity
• Will fund acquisitions with cash on hand, bank lines, and internally-generated cash flows
(1) Assuming coking prices as of August 24, 2010

SinoCoking Coke and Coal
Chemical, Inc.
Attractive Consolidation Opportunity
Henan Provincial & Coal Markets
• Henan Province produced 195 million MT of coal in 2006, approximately 8.4% of China’s total production making it China’s fourth most prolific coal region*
• Henan’s coke production in 2008 totaled 19.5 million MT
• Henan has five major coal producing regions: Pingdingshan, Jiaozuo, Hebi, Yima, and Zhengzhou
• The market is highly fragmented with several large state-owned coal groups and hundreds of smaller producers
Government Backed Consolidation
• Henan provincial authorities are pushing consolidation of a the coal industry with a preference for vertically integrated producers that capture the most economic benefit from the resources and do so with worker safety and environmental considerations
• Developing the coal chemical industry is a key provincial focus for Henan, thus a preference for vertically integrated coal producers than can capture chemical by-products
• In February 2010, provincial authorities issued the following consolidation guidelines:
❖ Single mine producing under 150,000 metric tons will be shut down by year end
❖ Only four types of companies can be consolidators: state-owned coal groups, power companies, chemical companies and vertically integrated coal companies that are listed on major stock exchanges
❖ Provincial government is planning on reducing total mines in the Pingdingshan area to 40 from 140
❖ Under the provincial consolidation guidelines, smaller private companies must pursue mergers or they will be shut down by default

*China Knowledge

SinoCoking Coke and Coal
Chemical, Inc.

Mining Acquisition Strategy
One of the mining co’s in
Pingdingshan Province awarded
consolidator status: July 6, 2010
•Only private co with designation
•Mining transfer expected by March 2011
Announced 1st two acquisitions on
August, 17, 2010
•$12.4 million cash paid for 60% equity
interest
•~300,000 MT combined licensed capacity
•Financed with cash on hand
20 potential acquisition targets
•~150,000 tons/year licensed capacity/co;
3.0 mill MT total
•Similar margins to SCOK’s mining
operations
•Mining moratorium creates more
pressures on small mines to sell
Funding Strategy
•Fund with bank lines and internal cash
flows
•Acquire 60% equity interest
•50% of purchase price due within 6
months of close
•Minimal cap ex to upgrade equipment

SinoCoking Coke and Coal
Chemical, Inc.
Long Term Growth Drivers
Chinese economy expected to grow at 7%+ annually for next 5 years
 • Economy has grown over 10% annually over the last thirty years
 • Hundreds of millions of new middle class consumers expected to drive consumption in the next decade
Demand for coke follows growth in steel demand
 • Metallurgical coke is a major input into the steel production process
 • Estimated consumption of coke per year in China is approximately 4.5 billion MT
 • China is the largest producer and consumer of coking coal in the world
Possible coke supply shortage from government leading consolidation of small sized mines
 • Provincial governments, notably in Shanxi and Henan, are promoting consolidation of smaller mines
 • Larger operators are expected to be more efficient, environmentally responsible, and safety conscious
 Coal mining consolidation reduces excess supply
 • From approximately 140 to 40 by December 31, 2010 in Pingdingshan

SinoCoking Coke and Coal
Chemical, Inc.
Recent Events
Local authorities announced temporary mining moratorium in Pingdingshan
• All coal mines shut down pending safety inspections
• None of SinoCoking’s mines have ever had an accident or been in violation of safety standards
• Company’s non-coal mining operations continue to generate revenues and cash flows
Management provided corporate update on August 24, 2010
• Preliminary FY10 revenues of approximately $58 million and net income of $16 million (1)
• Strong liquidity: $16 million cash and cash equivalents, $40 million potential credit facility, positive cash flows from operations (1)
• New coking facility on track for completion by end of 2nd quarter calendar 2011; expects to expand total coking production capacity from 250,000 MT to 1,100,000 MT per year and enhances margins
Signed coal supply agreement with Zhengyun Coal Distribution Co.
• Zhengyun Coal will provide up to 2 million MT of raw coal and 1 million MT of clean coal
• Signed monthly purchase orders of August and September deliveries of raw coal at $87 per MT
• Orally agreed to purchase clean coal at $141 to $151 per MT
• Both prices are below current market prices and at levels enjoyed by large state-owned enterprises in
 China

(1) Unaudited financial results for period ended June 30, 2010

Revenues
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$58.6
$51.4
$48.1
FY08
FY09
FYTD 10

EBITDA
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$30.2
$26.2
$22.5
FY08
FY09
FYTD 10

CFO
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
-$2.0
FY08
-$1.4
$3.3
$10.2
FY09
FYTD 10

Cash & Cash Equivalents
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$0.2
$6.0
$30.4
FY08
FY09
FYTD 10

17

SinoCoking Coke and Coal
Chemical, Inc.
Financial Summary
* The Company’s fiscal year ends June 30; all values in millions (USD).
*Unaudited
*Unaudited
*Unaudited
*Unaudited
*
*
*
*

SinoCoking Coke and Coal
Chemical, Inc.
Management Team
Name	Title	Age	Current & Previous Experience
Jianhua Lv	Founder, CEO and Chairman	41
• Executive Director and Chairman of Hongli since 1996, when he founded the company
• From 1989 to 1996 Mr. Lv held a number of positions at the Henan Province Pingdingshan Coal Group, where he has developed many years of experience in the coal and coking industries
• Standing committee member of the Chinese People’s Political Consultative Conference of Baofeng, Henan
 Province

Liuchang Yang	Director and Vice Chairman	54
• Served as a Director of Hongli since 2003, and as its Vice Chairman since January 2006
• Held various offices at the Company’s predecessors from 1983 to 2005, including secretary, deputy director, director and general manager of human resources

Zan (Sam) Wu	Chief Financial Officer	32
• Chief Financial Officer of Hongli since July 2009
• Chief representative of Global American, Inc. from 2006 - 2009
• Assistant manager and financial manager at Domino Scientific Equipment Ltd. from 2004 - 2006

Hui Zheng	Vice Manager of Human Resources	37	• Manager of Human Resources at Henan Province Pingdingshan Hongli Coal & Coke Co., Ltd. (SinoCoking) since 2006
Hui Huang	Director	42
• CEO of Wuhan Pingdingshan Coal and Wuhan Steel Unification Coking Company
• Served as Director of Sales and Administration, and as Director of the Economics and Technology Cooperation
 Center of the Pingdingshan Coal Group
• Vice-Director of the Henan Institute of Coal

Yushan Jiang	Director	55
• CEO of the Pingdingshan Coal Group Shoushan Coking Co., Ltd
• Served as the CEO of the Pingdingshan Coal Group Shoushan Coking Co., Ltd. since February 2007
• Vice-Director and member of the Coking Committee of the Henan Province Metals Association
• Vice-Secretary of the Henan Province Institute of Coal & Coke

Jin Yao	Director	61
• Vice-Chairman of the China Division of the Asia Pacific CEO Association
• Vice-Chairman of the China Division of the Asia Pacific CEO Association since 2003
• Served as General Manager at the Beijing Gaoping Technology Development Company from 1989 to 2003

SinoCoking Coke and Coal
Chemical, Inc.
Investment Summary

Experienced leadership
 ▪ Mr. Lv successfully bootstrapped his coal mining business, taking an underperforming company and creating a vertically-integrated, profitable regional player that is well-regarded by the local and provincial governments
 ▪ Despite the challenging economic environment, SinoCoking remained highly profitable in 2009 and is well positioned for 2010
 ▪ Capital will allow the Company to build a new facility, diversify its product mix, use lower quality coal as an input in the coke manufacturing process, and improve its margins
Consolidation play
 ▪ Provincial government is planning on reducing total mines in the Pingdingshan area to 40 from 140
 ▪ Provinces interested in building vertically integrated mid-size coal companies
 ▪ SinoCoking is being positioned by the government as a leading consolidator in city level
 ▪ New coking facility called “important economic goal of 2010” by Henan provincial officials
 ▪ Projections assume future input washed coal is purchased from third parties; acquisitions can further catalyze margin expansion
Scalable business model
 ▪ Vertical integration allows for profitable expansion
 ▪ Scale creates more opportunity for acquisitions and an increased ability to access capital
Access to capital to fund future growth
▪No comparable-sized entity private China-based integrated coal company in the U.S. or Asian capital markets

SinoCoking Coke and Coal
Chemical, Inc.

Company Contact Info:

Sam Wu,
Chief Financial Officer
SinoCoking Coke and Coal
Chemical, Inc.
Pingdingshan, China
wuzan@vip.sina.com
PRC +86 3752882999
Investor Relations Contact Info:

Ted Haberfield,
Executive Vice President
HC International, Inc.
San Diego, CA
thaberfield@hcinternational.net
Direct +1 (760) 755-2716
Cell +1 (858) 204-5055